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                                                                 Exhibit 99.5(a)

    THE AMERICAN LIFE INSURANCE COMPANY OF NEW YORK

                                                PLEASE SEND OR FAX TO:
                                         The American Life Insurance Company
                                                     of New York
                                          300 Distillery Commons, Suite #300
                                                 Louisville, KY 40206
                                                  FAX: 502-587-7628

VARIABLE ANNUITY APPLICATION

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1. OWNER

Name

Street Address                                            City                           State         ZIP

Phone Number                                              Date of Birth                  Social Security Number

Ownership Type:                                           Sex:                           U.S. Citizen:
                / / Individual  / / Trust                      / / M  / / F                            / / Y  / / N

2. JOINT OWNER (FOR 1035 TRANSFERS ONLY-MUST MATCH EXISTING ANNUITY)

Name

Street Address                                            City                           State         ZIP

Phone Number                                              Date of Birth                  Social Security Number

3. ANNUITANT (IF DIFFERENT FROM OWNER)

Name

Street Address                                            City                           State         ZIP

Phone Number                                              Date of Birth                  Social Security Number

4. CONTINGENT ANNUITANT (FOR 1035 TRANSFERS ONLY- MUST MATCH EXISTING ANNUITY)

Name

Street Address                                            City                           State         ZIP

Phone Number                                              Date of Birth                  Social Security Number

5. PRIMARY BENEFICIARY (ADD SEPARATE SHEET SIGNED BY POLICY OWNER FOR ADDITIONAL PRIMARY BENEFICIARY INFORMATION)

Name                                                      Relationship                                  %

Name                                                      Relationship                                  %

Name                                                      Relationship                                  %

                                                                                  TOTAL              100%

6. CONTINGENT BENEFICIARY (ADD SEPARATE SHEET SIGNED BY POLICY OWNER FOR ADDITIONAL CONTINGENT BENEFICIARY INFORMATION)

Name                                                      Relationship                                  %

7. REPLACEMENT

Is the contract requested by this application intended to replace or change any existing life insurance or annuity contract?
/ / Y / / N  IF YES, PLEASE PROVIDE THE FOLLOWING FOR THE CONTRACT BEING REPLACED OR CHANGED:

Company                                                   Policy #                       Amount $

8. CONTRIBUTION AMOUNT (MAKE CHECK PAYABLE TO THE AMERICAN LIFE INSURANCE COMPANY OF NEW YORK)

Monies $ _________________ remitted via:          / / Check        / / EFT           / / 1035(a) Exchange  / / Transfer/Rollover

9. PLAN PAYMENT TYPE (COMPLETE SECTION A OR B)

   A. NON QUALIFIED
               / / Initial Purchase1035(a)        / / Tax-Free Exchange (PLEASE PROVIDE COST BASIS)
                                                     Cost Basis $ __________

   B. TAX-QUALIFIED (CHECK ONE)
               / / Traditional IRA  / / Roth IRA  / / SP IRA       / / Custodial IRA  / / 403 (b)     / / SIMPLE IRA (non DFI only)

               / / 401(k)           / / 401(a)    / / Keogh/HR-10  / / Other:_____________________

   (CHECK ONE) / / New Contribution / / Transfer  / / Rollover               Contribution for tax year $__________________
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                               ALLOCATION OF FUNDS

(AMOUNTS ALLOCATED MUST BE IN PERCENTAGES USING WHOLE NUMBERS. SUM OF ALL ALLOCATIONS MUST EQUAL 100%. THIS ASSET ALLOCATION WILL APPLY TO ALL FUTURE PAYMENTS UNLESS OTHER INSTRUCTIONS ARE RECEIVED).

AMERICAN CENTURY VP FUNDS

____% Income & Growth

____% International

____% Ultra

____% Value

____% Vista


BERGER IPT FUNDS

____% Growth

____% International

____% Large Cap Growth

____% Large Cap Value

____% Mid Cap Value

____% Small Company  Growth


CREDIT SUISSE TRUST PORTFOLIOS

____%Blue Chip

____%Emerging Growth

____%Emerging Markets

____%Global Post-Venture Capital

____%Global Technology

____%International Focus

____%Large Cap Value

____%Small Cap Value


DELAWARE VIP SERIES

____% Balanced

____% Convertible Securities

____% Emerging Markets

____% Growth Opportunities

____% High Yield

____% International Value Equity

____% Large Cap Value

____% REIT Series

____% Select Growth

____% Small Cap Value

____% Social Awareness

____% Strategic Income

____% Technology and Innovation

____% Trend

____% U.S. Growth


INVESCO VIF FUNDS

____% Core Equity

____% Dynamics

____% Financial Services

____% Growth

____% Health Sciences

____% High Yield

____% Real Estate Opportunity

____% Small Company Growth

____% Technology

____% Telecommunications

____% Total Return

____% Utilities


NAVELLIER VARIABLE INSURANCE SERIES

____% Navellier VIS Growth


PIMCO VIT PORTFOLIOS

____% Foreign Bond

____% High Yield Bond

____% Long-Term US Gov't Bond

____% Low Duration Bond

____% Money Market

____% Real Return Bond

____% Short-Term Bond

____% StockPLUS Growth & Income

____% Total Return Bond

____% Total Return II Bond


PIONEER VCT PORTFOLIOS

____%Emerging Markets II

____%Equity Income II

____%Europe II

____%Pioneer Fund II

____%High Yield  II

____%Mid Cap Value II

____%Real Estate Shares II

____% Small Cap Value II


ROYCE CAPITAL FUNDS

____%Micro-Cap Portfolio

____%Small-Cap Portfolio


SAFECO RESOURCE SERIES TRUST

____% Bond

____% Equity

____% Growth Opportunities

____% Money Market

____% Northwest

____% Small Company Value


SCUDDER

____%VIT EAFE Index Fund

____%VIT Equity 500 Index Fund

____%VIT Small Cap Index Fund


THIRD AVENUE VARIABLE SERIES TRUST

____%Third Avenue Value Portfolio


VAN KAMPEN LIT AND UIF PORTFOLIOS

____%LIT Aggressive Growth II

____%LIT Comstock II

____%LIT Emerging Growth II

____%LIT Government II

____%LIT Growth and Income II

____%UIF Active Int'l Allocation

____%UIF Core Plus Fixed Income

____%UIF Emerging Markets Debt

____%UIF Emerging Markets Equity

____%UIF Global Value Equity

____%UIF International Magnum

____%UIF Mid Cap Growth

____%UIF Mid Cap Value

____%UIF Technology

____%UIF U. S. Real Estate

____%UIF Value

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                                  FRAUD NOTICES

NOTICE TO RESIDENTS OF ARKANSAS, COLORADO, KENTUCKY, NEW MEXICO, OHIO AND
PENNSYLVANIA: Any person who knowingly and with intent to defraud any insurance company or other person files a request for insurance or statement of claim containing any materially false information or conceals, for the purpose of misleading, information concerning any fact material thereto commits a fraudulent insurance act, which is a crime and subjects such person to criminal and civil penalties.

NOTICE TO RESIDENTS OF NEW JERSEY: Any person who includes any false or misleading information on a request for an insurance policy is subject to criminal and civil penalties.

NOTICE TO RESIDENTS OF LOUISIANA: Any person who knowingly presents a false or fraudulent claim for payment of a loss or benefit or knowingly presents false information in an application for insurance is guilty of a crime and may be subject to fines and confinement in prison.

NOTICE TO RESIDENTS OF THE DISTRICT OF COLUMBIA: Warning: It is a crime to provide false or misleading information to an insurer for the purpose of defrauding the insurer or any other person. Penalties include imprisonment and/or fines. In addition, an insurer may deny insurance benefits if false information materially related to a claim was provided by the applicant.

NOTICE TO RESIDENTS OF MAINE, TENNESSEE AND VIRGINIA: It is a crime to knowingly provide false, incomplete or misleading information to an insurance company for the purpose of defrauding the company. Penalties may include imprisonment, fines or a denial for insurance benefits.

                        SALES REPRESENTATIVE INFORMATION

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REPLACEMENT
Is the contract requested intended to replace or change any insurance or annuities now inforce?  / /  Y  / / N

Licensed Representative Name                                                     Social Security #

Firm Name                                               Agent #                  License ID (Florida Agents Only)

Firm Address

SIGNATURE                                                                        DATE
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                             STATEMENT AND SIGNATURE

I acknowledge that: (a) I have received a copy of the current Prospectus; (b) I have read the Prospectus and understand its terms; and (c) I am familiar with the objectives of the Investment Funds. I understand that any election or authorization made under my policy as part of this application is subject to the conditions and limitations set forth in the Prospectus.

I UNDERSTAND THAT: (A) ANY AMOUNTS PLACED IN THE SHORT-TERM INTEREST ACCUMULATION ACCOUNT WILL EARN INTEREST AT THE RATES DETERMINED BY AMERICAN LIFE; AND (B) ANY AMOUNTS PLACED IN THE INVESTMENT FUNDS ARE NOT GUARANTEED AS TO FIXED DOLLAR AMOUNTS AND MAY INCREASE OR DECREASE IN VALUE BASED UPON THE FUNDS INVESTMENT RESULTS.

I have determined that the Flexible Premium Deferred Annuity applied for above is suitable to: (a) my investment objectives; and (b) my financial situation.

I certify that: (1) the number shown on this form is my correct taxpayer identification number; and (2) that I am not subject to backup withholding because (a) I am exempt from backup withholding or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest and dividends; or (c) the IRS has notified me that I am no longer subject to backup withholding.

Note: You must cross out Item (2) if you have been notified by the IRS that you are currently subject to backup withholding because of under reporting of interest or dividends on your tax returns.

All statements in this application are true and complete to the best of my knowledge and belief. I agree that this application will become a part of any policy issued based upon this application.


 --------------------------                       -----------------
Signature of Owner                                Date

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